Exhibit 99.1

CB Richard Ellis Group, Inc.

Worldwide

Business Activity 2009

Offices	425*

Employees	29,000**

Total Transaction Value	$97.2 billion

Property Sales (# of Transactions)	9,350

Property Sales (Transaction Value)	$40.5 billion

Property Leasing (# of Transactions)	42,475

Property Leasing (Transaction Value)	$56.7 billion

Property & Corporate Facilities Under Management	2.5 billion sq. ft.*

Loan Originations	$6.3 billion

Loan Servicing	$116.2 billion***

Investment Assets Under Management	$34.7 billion

Development in Process	$4.7 billion****

Valuation & Advisory Assignments	104,225

Project Management Contract Value	$11.1 billion

* includes affiliate offices

** excludes approximately 4,600 affiliate employees

*** reflects loans serviced by GEMSA, a joint venture between CBRE Capital Markets and GE Capital Real Estate

**** includes $1.4 billion of Long-Term Operating Assets (projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition)

CB Richard Ellis Group, Inc.

Americas

Business Activity 2009

Offices	196*

Employees	18,200+**

Total Transaction Value	$53.7 billion

Property Sales (# of Transactions)	3,225

Property Sales (Transaction Value)	$17.1 billion

Property Leasing (# of Transactions)	26,825

Property Leasing (Transaction Value)	$36.6 billion
Tenant Rep	$19.5 billion
Landlord Rep	$17.1 billion

Property & Corporate Facilities Under Management	1.3 billion sq. ft.*

Loan Originations	$6.3 billion

Loan Servicing	$114.4 billion***

Investment Assets Under Management	$20.9 billion

Development in Process	$4.7 billion****

Valuation & Advisory Assignments	30,150

Project Management Contract Value	$6.0 billion

* includes affiliate offices

** excludes approximately 1,500 affiliate employees
*** reflects loans serviced by GEMSA, a joint venture between CBRE Capital Markets and GE Capital Real Estate

**** includes $1.4 billion of Long-Term Operating Assets (projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition)

CB Richard Ellis Group, Inc.

EMEA

Business Activity 2009

Offices	133*

Employees	4,300+**

Total Transaction Value	$27.1 billion

Property Sales (# of Transactions)	1,700

Property Sales (Transaction Value)	$14.8 billion

Property Leasing (# of Transactions)	4,925

Property Leasing (Transaction Value)	$12.3 billion

Property & Corporate Facilities Under Management	0.4 billion sq. ft.*

Loan Servicing	$1.8 billion

Investment Assets Under Management	$12.7 billion

Valuation & Advisory Assignments	54,200

Project Management Contract Value	$1.4 billion

* includes affiliate offices

** excludes approximately 1,500 affiliate employees

CB Richard Ellis Group, Inc.

Asia Pacific

Business Activity 2009

Offices	96*

Employees	5,800+**

Total Transaction Value	$16.4 billion

Property Sales (# of Transactions)	4,425

Property Sales (Transaction Value)	$8.6 billion

Property Leasing (# of Transactions)	10,725

Property Leasing (Transaction Value)	$7.8 billion

Property & Corporate Facilities Under Management	0.8 billion sq. ft.*

Investment Assets Under Management	$1.1 billion

Valuation & Advisory Assignments	19,875

Project Management Contract Value	$3.7 billion

* includes affiliate offices

** excludes approximately 1,600 affiliate employees

CB Richard Ellis Group, Inc.

Office Services

Worldwide

Business Activity 2009

Total Transaction Value	$53.3 billion

Property Sales (# of Transactions)	1,325

Property Sales (Transaction Value)	$16.5 billion

Property Leasing (# of Transactions)	23,725

Property Leasing (Transaction Value)	$36.8 billion

Property & Corporate Facilities Under Management	1.0 billion sq. ft.*

Loan Originations	$0.8 billion

Valuation & Advisory Assignments	26,650

* includes affiliate offices

CB Richard Ellis Group, Inc.

Office Services

The Americas

Business Activity 2009

Total Transaction Value	$31.6 billion

Property Sales (# of Transactions)	600

Property Sales (Transaction Value)	$6.2 billion

Property Leasing (# of Transactions)	16,200

Property Leasing (Transaction Value)	$25.4 billion

Property & Corporate Facilities Under Management	0.6 billion sq. ft.*

Loan Originations	$0.8 billion

Valuation & Advisory Assignments	4,550

* includes affiliate offices

CB Richard Ellis Group, Inc.

Industrial Services

Worldwide

Business Activity 2009

Total Transaction Value	$13.3 billion

Property Sales (# of Transactions)	2,000

Property Sales (Transaction Value)	$6.7 billion

Property Leasing (# of Transactions)	9,000

Property Leasing (Transaction Value)	$6.6 billion

Property & Corporate Facilities Under Management	0.7 billion sq. ft.*

Loan Originations	$0.5 billion

Valuation & Advisory Assignments	15,425

* includes affiliate offices

CB Richard Ellis Group, Inc.

Industrial Services

The Americas

Business Activity 2009

Total Transaction Value	$9.3 billion

Property Sales (# of Transactions)	900

Property Sales (Transaction Value)	$3.5 billion

Property Leasing (# of Transactions)	6,650

Property Leasing (Transaction Value)	$5.8 billion

Property & Corporate Facilities Under Management	0.5 billion sq. ft.*

Loan Originations	$0.5 billion

Valuation & Advisory Assignments	5,100

* includes affiliate offices

CB Richard Ellis Group, Inc.

Retail Services

Worldwide

Business Activity 2009

Total Transaction Value	$18.2 billion

Property Sales (# of Transactions)	1,475

Property Sales (Transaction Value)	$5.6 billion

Property Leasing (# of Transactions)	7,400

Property Leasing (Transaction Value)	$12.6 billion

Property & Corporate Facilities Under Management	0.3 billion sq. ft.*

Loan Originations	$0.6 billion

Valuation & Advisory Assignments	30,050

* includes affiliate offices

CB Richard Ellis Group, Inc.

Retail Services

The Americas

Business Activity 2009

Total Transaction Value	$6.9 billion

Property Sales (# of Transactions)	625

Property Sales (Transaction Value)	$2.0 billion

Property Leasing (# of Transactions)	3,750

Property Leasing (Transaction Value)	$4.9 billion

Property & Corporate Facilities Under Management	0.1 billion sq. ft.*

Loan Originations	$0.6 billion

Valuation & Advisory Assignments	7,125

* includes affiliate offices